Exhibit 99.1

John P. Aldrich, Esq.

Nevada Bar No. 6877

ALDRICH LAW FIRM, LTD.

7866 West Sahara Avenue

Las Vegas, Nevada 89117

Tel: (702) 853-5490

Fax: (702) 227-1975

jaldrich@johnaldrichlawfirm.com

SHUMAN, GLENN & STECKER

Kip B. Shuman

100 Pine Street, Suite 1250

San Francisco, CA 94111

Tel: (303) 861-3003

Fax: (303) 536-7849

kip@shumanlawfirm.com

Counsel for Plaintiff

EIGHTH JUDICIAL DISTRICT COURT

CLARK COUNTY, NEVADA

CAILYN McCAULEY, derivatively on behalf of BLINK CHARGING CO.,	Case No.: A-22-847894-C Dept. No.: 26

Plaintiff,
EXHIBIT C
v.
NOTICE OF PENDENCY AND PROPOSED SETTLEMENT OF DERIVATIVE ACTIONS
MICHAEL D. FARKAS, MICHAEL P. RAMA,
BRENDAN S. JONES, LOUIS R. BUFFALINO,
JACK LEVINE, KENNETH R. MARKS, and RITSAART J.M. VAN MONTFRANS,

Defendants,

and

BLINK CHARGING CO.,

Nominal Defendant.

NOTICE OF PENDENCY AND PROPOSED SETTLEMENT OF DERIVATIVE ACTIONS Case No. A-22-847894-C

TO:	ALL PERSONS OR ENTITIES WHO HOLD OR BENEFICIALLY OWN, DIRECTLY OR INDIRECTLY, BLINK CHARGING CO. (“BLINK” OR THE “COMPANY”) COMMON STOCK AS OF JUNE 26, 2025 (“CURRENT BLINK STOCKHOLDERS”)

PLEASE READ THIS NOTICE CAREFULLY AND IN ITS ENTIRETY. THIS NOTICE RELATES TO A PROPOSED SETTLEMENT AND DISMISSAL OF THE ABOVE-CAPTIONED STOCKHOLDER DERIVATIVE ACTION (THE “NEVADA ACTION”) AND A RELATED STOCKHOLDER DERIVATIVE ACTION PENDING IN FLORIDA (THE “FLORIDA ACTION”) BY ENTRY OF THE JUDGMENT BY THE COURT AND CONTAINS IMPORTANT INFORMATION REGARDING 8 YOUR RIGHTS. YOUR RIGHTS MAY BE AFFECTED BY THESE LEGAL PROCEEDINGS. IF THE COURT APPROVES THE SETTLEMENT, YOU WILL BE FOREVER BARRED FROM CONTESTING THE APPROVAL OF THE PROPOSED SETTLEMENT AND FROM PURSUING THE RELEASED CLAIMS.

IF YOU HOLD BLINK COMMON STOCK FOR THE BENEFIT OF ANOTHER, PLEASE PROMPTLY TRANSMIT THIS DOCUMENT TO SUCH BENEFICIAL OWNER.

THE RECITATION OF THE BACKGROUND AND CIRCUMSTANCES OF THE SETTLEMENT CONTAINED HEREIN DOES NOT CONSTITUTE THE FINDINGS OF THE COURT. IT IS BASED ON REPRESENTATIONS MADE TO THE COURT BY COUNSEL FOR THE PARTIES.

THIS ACTION IS NOT A “CLASS ACTION.” THUS, THERE IS NO COMMON FUND UPON WHICH YOU CAN MAKE A CLAIM FOR A MONETARY PAYMENT.

Notice is hereby provided to you of the proposed settlement (the “Settlement”) of the above- referenced stockholder derivative lawsuit, as well as a related derivative suit in Florida. This Notice is provided by Order of the District Court for Clark County, Nevada (the “Court”). It is not an expression of any opinion by the Court. It is to notify you of the terms of the proposed Settlement, and your rights related thereto.

I.	WHY THE COMPANY HAS ISSUED THIS NOTICE

Your rights may be affected by the Settlement of the following actions:

●	McCauley v. Farkas, et al., Case No. A-22-847894-C (Clark Cty., Nev.); and

●	In re Blink Charging Co. S’holder Deriv. Litig., Case No. 2020-019815-CA-01 (Fla. 11th Cir. Ct.).

NOTICE OF PENDENCY AND PROPOSED SETTLEMENT OF DERIVATIVE ACTIONS Case No. A-22-847894-C

Plaintiffs in these actions (the “Derivative Actions”), Cailyn McCauley, Cindey Maloney, and Vipin Bhatia (collectively “Plaintiffs”); individual defendants Michael D. Farkas, Michael P. Rama, Brendan S. Jones, Louis R. Buffalino, Jack Levine, Kenneth R. Marks, Ritsaart J.M. van Montfrans, and Donald Engel (the “Individual Defendants”); and nominal defendant Blink (together with the Individual Defendants, the “Defendants”) (Plaintiffs and Defendants are collectively referred to as the “Parties”) have agreed upon terms to settle the Derivative Actions and, through counsel, have signed a written Stipulation and Agreement of Settlement (“Stipulation”) memorializing those settlement terms.

On October 27, 2025, at 9:00 a.m., at Regional Justice Center, 200 Lewis Ave, Las Vegas, NV, 89155 Courtroom 10D or via Zoom or some other video platform or telephonically, the Honorable Gloria Sturman will hold a hearing (the “Settlement Hearing”) in the Nevada Action. For more details on the Settlement Hearing, including how to attend and object to the Settlement, see Sections VI and VII below.

II.	SUMMARY OF THE DERIVATIVE ACTIONS
A.	Description of the Derivative Actions and Settlement

Blink, a Nevada corporation headquartered in Maryland, owns, operates, and provides electric vehicle charging equipment and networked electric vehicle charging services to drivers of electric vehicles, primarily in the U.S., through its wholly-owned subsidiaries.

In September 2020, a shareholder derivative lawsuit, captioned Klein (derivatively on behalf of Blink Charging Co.) v. Farkas et al., Case No. 20- 19815CA01, was filed in Miami-Dade County Circuit Court seeking to pursue claims belonging to the Company against Blink’s Board of Directors (the “Board”) and its former Chief Financial Officer (“CFO”) Michael Rama (the “Klein Lawsuit”). The Klein Lawsuit alleged that between March 6, 2020 and August 17, 2020, the Individual Defendants breached their fiduciary duties by personally making and/or causing the Company to make to the investing public a series of materially false and misleading statements that failed to disclose material information regarding the Company’s business, operations, and prospects, including in the Company’s public filings with the U.S. Securities and Exchange Commission (“SEC”) and elsewhere that it, among other things, had a robust network of electric vehicle charging stations throughout the U.S. and asserted that its network enables electric vehicle drivers to “easily charge” at any of Blink’s supposed 15,000 charging stations.

NOTICE OF PENDENCY AND PROPOSED SETTLEMENT OF DERIVATIVE ACTIONS Case No. A-22-847894-C

In December 2020, another shareholder derivative action, captioned Bhatia (derivatively on behalf of Blink Charging Co.) v. Farkas et al., Case No. 20-27632CA01, was filed in Miami-Dade County Circuit Court against the same defendants in the Klein Lawsuit and asserted similar claims, as well as additional claims relating to the Company’s nomination, appointment and hiring of minorities and women and the Company’s decision to retain its outside auditor (the “Bhatia Lawsuit”).

In June 2022, the court consolidated the Klein and Bhatia actions under the caption In re Blink Charging Co. Stockholder Derivative Litigation, Lead Case No. 2020-019815-CA-01.

In February 2022, a third shareholder derivative lawsuit, captioned McCauley (derivatively on behalf of Blink Charging Co.) v. Farkas et al., Case No. A-22-847894-C, was filed in Clark County, Nevada seeking to pursue claims belonging to the Company against Blink’s Board and Mr. Rama (the “McCauley Lawsuit”). The McCauley Lawsuit asserted similar claims and sought similar damages as the Klein Lawsuit.

As a result of the foregoing, the Derivative Actions alleged that the Company suffered damage from, among other things, (i) legal fees associated with defending against a factually-related securities class action, captioned Bush v. Blink Charging Company, Case No. 1:20-cv-23527-KMW (S.D. Fla.) (the “Securities Class Action”); (ii) costs of defending against potential related investigations and any fines arising therefrom; and/or (iii) other damages. The Derivative Actions are currently stayed.

Defendants have vigorously denied, and continue to deny vigorously, any and all allegations of wrongdoing or liability with respect to the claims asserted in the Derivative Actions.

NOTICE OF PENDENCY AND PROPOSED SETTLEMENT OF DERIVATIVE ACTIONS Case No. A-22-847894-C

B.	The Settlement Negotiations

Settlement negotiations began in or around March 2024 when Plaintiffs sent a settlement demand to Defendants which set forth, inter alia, demands to settle the Derivative Actions in consideration of certain corporate governance reforms. The settlement negotiations between the Parties continued for several months as the Parties, by and through their attorneys, engaged in good faith, arm’s-length discussions regarding the possible settlement of the Derivative Actions. In connection with the settlement negotiations, the Parties agreed to engage in mediation with Jed D. Melnick of JAMS (the “Mediator”).

On April 3, 2024, the Parties attended a full-day mediation with the Mediator. During this mediation session, with the assistance of the Mediator, the Parties engaged in frank discussions regarding the strengths and weaknesses of the claims and defenses at issue in the Derivative Actions. Although no resolution was reached at the conclusion of this mediation, the Parties made significant progress and continued their arm’s-length negotiations and exchanges of settlement proposals and counterproposals over the ensuing months.

In early November 2024, following the exchange of numerous settlement proposals and counterproposals, the Parties reached an agreement in principle on the material substantive terms of a global settlement of the Derivative Actions and the terms of the corporate governance reforms, as reflected in Exhibit A to the Stipulation (the “Corporate Governance Reforms”). On November 14, 2024, the Parties executed a term sheet (the “Term Sheet”) memorializing those material substantive terms and the terms of the Corporate Governance Reforms, subject only to the good faith negotiation and execution of the Stipulation. On June 26, 2025, the Parties completed their negotiations and executed the Stipulation.

III.	TERMS OF THE PROPOSED DERIVATIVE SETTLEMENT

The proposed Settlement, as set forth more fully in the Stipulation, requires the Company to adopt and implement the Corporate Governance Reforms that are outlined in Exhibit A to the Stipulation. The Corporate Governance Reforms shall be maintained for a minimum period of four (4) years from the date of adoption as outlined in the Stipulation.

NOTICE OF PENDENCY AND PROPOSED SETTLEMENT OF DERIVATIVE ACTIONS Case No. A-22-847894-C

The members of Blink’s Board, including the independent, non-defendant directors, acting by unanimous resolution and in exercise of their business judgment, have determined that the Plaintiffs’ efforts in connection with their respective Derivative Actions were a substantial factor in the adoption, implementation, and maintenance of the Corporate Governance Reforms provided by the Settlement; that because of the substantial corporate benefits conferred on Blink and its stockholders, the Settlement is fair and reasonable in all respects; and approval of the Settlement is in the best interests of the Company and its stockholders.

This summary should be read in conjunction with, and is qualified in its entirety by reference to, the text of the Stipulation, which has been filed with the Court.

IV.	PLAINTIFFS’ COUNSEL’S ATTORNEYS’ FEES AND EXPENSES

After the Parties reached an agreement in principle on the material substantive terms to resolve the Derivative Actions and executed the Term Sheet, the Parties commenced negotiations regarding an appropriate amount of attorneys’ fees and expenses for Plaintiffs’ Counsel. On April 29, 2025, the Parties participated in a half-day mediation overseen by the Mediator, concerning the amount of attorneys’ fees and expenses to be paid to Plaintiffs’ Counsel in consideration of the substantial benefits achieved for the Company and its current stockholders through the Derivative Actions. No agreement was reached by the conclusion of this mediation session, and after the Parties had arrived at an impasse, the Mediator issued a Mediator’s Proposal to the Parties, pursuant to which Plaintiffs’ Counsel would be paid attorneys’ fees and expenses in the amount of $553,750 (five hundred fifty-three thousand, seven hundred and fifty dollars), subject to approval of the Court. On May 2, 2025, the Mediator reported to the Parties that all Parties had accepted the Mediator’s Proposal.

V.	REASONS FOR THE SETTLEMENT

The Parties believe that the Settlement and each of its terms are fair, reasonable, and in the best interests of the Company and its stockholders, and that the Settlement, including the Corporate Governance Reforms, confers substantial and material benefits upon the Company and its stockholders.

NOTICE OF PENDENCY AND PROPOSED SETTLEMENT OF DERIVATIVE ACTIONS Case No. A-22-847894-C

A.	Why Did Plaintiffs Agree to Settle?

Plaintiffs and Plaintiffs’ Counsel believe that the claims asserted in the Derivative Actions have merit and that their investigations support the claims asserted. However, and without conceding the merit of any of Defendants’ defenses or the lack of merit of any of their own allegations, based upon their thorough investigation and evaluation of the relevant evidence, substantive law, procedural rules, and their assessment of the interests of Blink and Current Blink Stockholders, Plaintiffs and Plaintiffs’ Counsel have determined that the Settlement’s guarantee of substantial benefits conferred upon Blink and Current Blink Stockholders in the form of the Corporate Governance Reforms is fair, reasonable and adequate consideration for foregoing the pursuit of a potentially superior recovery through further litigation, and serves the best interests of Blink and Current Blink Stockholders.

Plaintiffs and Plaintiffs’ Counsel also have taken into account the uncertain outcome and the risk of any litigation, especially complex litigation such as the Derivative Actions, as well as the difficulties and delays inherent in such litigation. Based upon their thorough investigation and evaluation of the relevant evidence, substantive law, procedural rules, and their assessment of the interests of Blink and its stockholders, Plaintiffs and Plaintiffs’ Counsel have determined that the Settlement’s guarantee of substantial benefits conferred upon Blink and its stockholders in the form of the Corporate Governance Reforms is fair, reasonable and adequate consideration for foregoing the pursuit of a potentially superior recovery through further litigation, and serves the best interests of Blink and its stockholders.

NOTICE OF PENDENCY AND PROPOSED SETTLEMENT OF DERIVATIVE ACTIONS Case No. A-22-847894-C

Plaintiffs’ Counsel attest that they conducted an investigation relating to the claims and the underlying events alleged in the Derivative Actions, including, but not limited to: (i) reviewing and analyzing Blink’s public filings with the SEC, press releases, announcements, transcripts of investor conference calls, and news articles; (ii) reviewing and analyzing the investigations in publicly- available pleadings against Blink related to the allegations in the Derivative Actions; (iii) reviewing and analyzing the allegations contained in the related Securities Class Action; (iv) researching, drafting, and filing shareholder derivative complaints; (v) reviewing internal documents produced by the Company pursuant to certain letter agreements; (vi) researching the applicable law with respect to the claims asserted (or which could be asserted) in the Derivative Actions and the potential defenses thereto; (vii) researching corporate governance issues; (viii) preparing detailed settlement demands on behalf of Plaintiffs; (ix) participating in a full-day mediation on April 3, 2024; (x) engaging in extensive pre- and post-mediation settlement discussions and exchanging extensive corporate governance reforms and counteroffers, with the Mediator and counsel for the Defendants; and (xi) negotiating and drafting the settlement documentation for presentment to the Court.

Plaintiffs’ Counsel’s views are further informed by their experience and thorough analysis of the facts and law governing the applicable derivative standing and pleading requirements, substantive claims and defenses, and damages and disgorgement remedies. Plaintiffs’ Counsel’s assessment of the facts and legal issues material to their recommendation in favor of the Settlement was honed and refined in the course of drafting pleadings, and during the lengthy substantive written and verbal exchanges with Defendants’ Counsel and the Mediator.

B.	Why Did the Defendants Agree to Settle?

Defendants have vigorously denied, and continue to deny vigorously, any and all allegations of wrongdoing or liability with respect to the claims and contentions asserted in the Derivative Actions. Defendants expressly have denied and continue to deny all allegations of wrongdoing by or liability against them or any of them arising out of, based upon, or related to, any of the conduct, statements, acts or omissions alleged, or that could have been alleged in the Derivative Actions. Without limiting the foregoing, Defendants have denied and continue to deny, among other things, that they breached their fiduciary duties or any other duty owed to the Company or its stockholders, or that the Company or its stockholders suffered any damage or were harmed as a result of any conduct alleged in the Derivative Actions or otherwise. Defendants have further asserted and continue to assert that at all relevant times, they acted in good faith and in a manner they reasonably believed to be in the best interests of the Company and its stockholders.

NOTICE OF PENDENCY AND PROPOSED SETTLEMENT OF DERIVATIVE ACTIONS Case No. A-22-847894-C

Nonetheless, Defendants also have taken into account the expense, uncertainty, and risks inherent in any litigation, especially in complex cases like the Derivative Actions, and that the Settlement would, among other things: (a) bring to an end the expenses, burdens, and uncertainties associated with the continued litigation of the claims asserted in the Derivative Actions; (b) put to rest those claims and the underlying Derivative Actions; and (c) confer benefits upon them, including further avoidance of disruption of their duties due to the pendency and defense of the Derivative Actions. Therefore, Defendants have determined that it is desirable and beneficial that the Derivative Actions, and all of the Parties’ disputes related thereto, be fully and finally settled in the manner and upon the terms and conditions set forth in the Stipulation and Settlement.

VI.	SETTLEMENT HEARING

On October 27, 2025, at 9:00 a.m., at Regional Justice Center, 200 Lewis Ave, Las Vegas, NV, 89155 Courtroom 10D or via Zoom or some other video platform or telephonically, the Honorable Gloria Sturman will hold the Settlement Hearing in the Action. At the Settlement Hearing, the Court will consider, pursuant to Nevada Rule of Civil Procedure 23.1, whether (i) the terms of the Stipulation should be approved as fair, reasonable, and adequate; (ii) this Notice fully satisfies the requirements of Nevada Rule of Civil Procedure 23.1 and due process; (iii) to enter the proposed Order and Final Judgment in its entirety, as set forth in Exhibit D to the Stipulation; (iv) the Fee and Expense Amount for Plaintiffs’ Counsel, as well as service awards for each of the Plaintiffs of up to $2,000, to be paid from the Fee and Expense Amount, should be approved; and (v) to determine such other matters as the Court may deem appropriate.

The Court may: (i) approve the Settlement, with such modifications as may be agreed to by counsel for the Parties consistent with such Settlement, without further notice to Current Blink Stockholders; (ii) continue or adjourn the Settlement Hearing from time to time, by oral announcement at the hearing or at any adjournment thereof, without further notice to Current Blink Stockholders; and (iii) conduct the Settlement Hearing remotely without further notice to Current Blink Stockholders.

NOTICE OF PENDENCY AND PROPOSED SETTLEMENT OF DERIVATIVE ACTIONS Case No. A-22-847894-C

VII.	RIGHT TO ATTEND SETTLEMENT HEARING

Any Current Blink Stockholder may, but is not required to, appear in person at the Settlement Hearing. If you want to be heard at the Settlement Hearing, then you must first comply with the procedures for objecting, which are set forth below. The Court has the right to change the hearing dates or times without further notice. Thus, if you are planning to attend the Settlement Hearing, you should confirm the date and time before going to the Court. CURRENT BLINK STOCKHOLDERS WHO HAVE NO OBJECTION TO THE SETTLEMENT DO NOT NEED TO APPEAR AT THE SETTLEMENT HEARING OR TAKE ANY OTHER ACTION.

VIII.	RIGHT TO OBJECT TO THE SETTLEMENT AND THE PROCEDURES FOR DOING SO

You have the right to object to any aspect of the Settlement. You must object in writing, and you may request to be heard at the Settlement Hearing. If you choose to object, then you must follow these procedures.

A.	You Must Make Detailed Objections in Writing

Any objections must be presented in writing and must contain the following information:

1. Your name, legal address, telephone number, and e-mail address;

2 The number of shares of Blink stock you currently hold, together with third-party documentary evidence, such as the most recent account statement, showing such share ownership, and proof of being a Blink Stockholder as of June 26, 2025 through the present;

3. If the objection is made by the Current Blink Stockholder’s counsel, the counsel’s name, address, telephone number and e-mail address (if available);

4. A statement of specific objections to the Settlement, the grounds therefore, or the reasons for such person desiring to appear and be heard, as well as all documents or writings such person desires the Court to consider;

5. The identities of any witnesses such Person plans on calling at the Settlement Hearing, along with a summary description of their likely testimony; and

6. A list – including dates, courts, case names and numbers, and disposition – of any other Settlements to which the individual or entity has been a party to or objected during the previous three (3) years.

NOTICE OF PENDENCY AND PROPOSED SETTLEMENT OF DERIVATIVE ACTIONS Case No. A-22-847894-C

B.	You Must Timely File Written Objections with the Court and Deliver to Counsel for Plaintiffs and Defendants

ANY WRITTEN OBJECTIONS MUST BE ON FILE WITH THE CLERK OF THE COURT NO LATER THAN OCTOBER 6, 2025. The Court Clerk’s address is:

Clerk of Court

Eighth Judicial District Court

Clark County

Regional Justice Center

200 Lewis Ave.

Las Vegas, NV 89155

YOU ALSO MUST DELIVER COPIES OF THE MATERIALS TO COUNSEL FOR PLAINTIFFS AND COUNSEL FOR DEFENDANTS SO THEY ARE RECEIVED NO LATER THAN OCTOBER 6, 2025. Counsel’s addresses are:

Counsel for Plaintiffs:

SHUMAN, GLENN & STECKER

Rusty E. Glenn

600 17th Street, Suite 2800 South

Denver, CO 80202

(303) 861-3003

rusty@shumanlawfirm.com

GAINEY McKENNA & EGLESTON

Thomas J. McKenna

Gregory M. Egleston

260 Madison Avenue, 22nd Floor

New York, NY 10016

(212) 983-1300

tjmckenna@gme-law.com

gegleston@gme-law.com

Counsel for Defendants:

HOLLAND & KNIGHT, LLP

Stephen Warren

Allison Kernisky

701 Brickell Avenue, Suite 3300

Miami, FL 33131

(305) 374-8500

stephen.warren@hklaw.com

allison.kernisky@hklaw.com

NOTICE OF PENDENCY AND PROPOSED SETTLEMENT OF DERIVATIVE ACTIONS Case No. A-22-847894-C

Unless the Court orders otherwise, your objection will not be considered unless it is timely filed with the Court and delivered to the above-referenced counsel for the Parties.

Any attorney retained by a person intending to appear, and requesting to be heard, at the Settlement Hearing must, in addition to the requirements set forth above, file with the Clerk of the Court and deliver to counsel listed above for the Parties a notice of appearance, which must be received by no later than October 6, 2025.

Any person or entity who fails to object or otherwise request to be heard in the manner prescribed above will be deemed to have waived the right to object to any aspect of the Settlement or otherwise request to be heard (including the right to appeal) and will be forever barred from raising such objection or request to be heard in this or any other action or proceeding.

IX.	HOW TO OBTAIN ADDITIONAL INFORMATION

This Notice summarizes the Stipulation. It is not a complete statement of the events of the Nevada Action, Derivative Actions or the Stipulation. For additional information about the claims asserted in the Derivative Actions and the terms of the proposed Settlement, please refer to the documents filed with the Court in the Nevada Action, the Stipulation and its exhibits (they are filed as an exhibit to the Company’s Current Report on Form 8-K filed with the SEC and available at www.sec.gov), and this Notice of Pendency and Proposed Settlement of Derivative Actions.

The “Investor Relations” section of Blink’s website (https://ir.blinkcharging.com) provides hyperlinks to the Notice and to the Stipulation and its exhibits. You may obtain further information by contacting any of Plaintiffs’ counsel at the above contact information.

PLEASE DO NOT CALL, WRITE, OR OTHERWISE DIRECT QUESTIONS TO EITHER THE COURT, THE CLERK’S OFFICE, DEFENDANTS OR DEFENDANTS’ COUNSEL.

NOTICE OF PENDENCY AND PROPOSED SETTLEMENT OF DERIVATIVE ACTIONS Case No. A-22-847894-C

DATED: August 15, 2025	BY ORDER OF THE COURT

CLARK COUNTRY, NV DISTRICT COURT

NOTICE OF PENDENCY AND PROPOSED SETTLEMENT OF DERIVATIVE ACTIONS Case No. A-22-847894-C